Share warrants	12 Months Ended
Mar. 31, 2022
Disclosure of Share warrants [Abstract]
Share warrants
43.
Share warrants

Prior to consummation of the Transaction (Refer Note 55(a)), RMG II had issued warrants having rights to purchase its Class A equity shares. As part of the transaction, the Company has issued warrants to these warrants’ holders (refer below for terms of these warrants), which will entitle these warrants holders to purchase Company’s Class A equity shares. These warrants are classified to be derivative instruments and as such, are recorded at fair value through profit or loss account.

The Company will continue to adjust the fair value of the warrant liability at the end of each reporting period for changes in fair value from the prior period until the earlier of the exercise or expiration of the applicable warrants or until such time that the warrants are no longer determined to be derivative instruments.

The details of warrants issued are as follows:

Public warrants:

The Company has 11,755,319 outstanding public warrants as at March 31, 2022 (August 23, 2021: 11,755,339 public warrants), having an exercise price of USD 11.50 per share, subject to adjustments, and are exercisable during the period beginning December 14, 2021 and ending on August 23, 2026 or earlier upon redemption or liquidation. The Company may redeem the outstanding public warrants after they become exercisable per the terms of the warrants agreement. The fair value of the public warrants was determined using the market trading price which as at March 31, 2022 was USD 1.77 (August 23, 2021: USD 1.27).

Private warrants:

The Company has 6,771,434 outstanding private warrants as at March 31, 2022 (August 23, 2021: 6,771,434 private warrants), having an exercise price of USD 11.50 per share, subject to adjustments, and are exercisable during the period beginning December 14, 2021 and ending on August 23, 2026 or earlier upon redemption or liquidation. The Company may redeem the outstanding public warrants after they become exercisable per the terms of the warrants agreement. The fair value of the private warrants as at March 31, 2022 was USD 1.77 (August 23, 2021 USD 1.27).

The fair value of the private warrants was determined using the Black-Scholes option pricing model taking into account the following assumptions:

Particulars	March 31, 2022	August 23, 2021
Share price	USD 8.88	USD 10.5
Volatility (%)	39.41%	28.1%
Risk-free interest rate	2%	1%
Expected warrant life (in years)	4.50 years	5.31 years

The expected volatility reflects the assumption that the historical volatility over a period similar to the life of the options is indicative of future trends, which may not necessarily be the actual outcome.

The Group has recognised the following warrant obligations (refer Note 29):

Particulars	Public warrants	Private warrants	Total
	(INR)	(INR)	(INR)
Balance at August 23, 2021	1,084	663	1,747
Foreign currency translation	31	18	49
Change in fair value	428	262	690
Balance at March 31, 2022	1,543	943	2,486